3rd Quarter 2013 Earnings Conference Call October 25, 2013 EXHIBIT 99.3

Safe Harbor Statement 2 The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; impact of electric and natural gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and natural gas and high levels of uncollectible accounts receivable; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; volatility in the short-term natural gas storage markets impacting third- party storage revenues; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and DTE Electric’s 2012 Forms 10-K and 2013 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

Participants 3 • Dave Meador – Executive Vice President and CFO • Peter Oleksiak – Senior Vice President of Finance • Dan Brudzynski – Vice President, Treasurer & Investor Relations • Anastasia Minor – Director, Investor Relations

• Overview • Third Quarter 2013 Overview • Cash Flow and Capital Expenditures • Summary 4

Our business strategy is fundamental to how we create value for our investors  Utility growth plan driven by environmental and renewable energy investments  Meaningful, transparent, low-risk growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns  Program in place to achieve operational excellence and customer satisfaction that are distinctive in our industry  Maintain 60% - 70% dividend payout target and strong BBB credit rating 5

2008A 2009A 2010A 2011A 2012A 2013E 2014E 2015E 2016E 2017E $3.80 We remain committed to delivering on our targets * Reconciliation to GAAP reported earnings included in the appendix $3.33 $3.75 $3.64 Dividend per share 5.4% CAGR 2009-2013 (Annualized) Operating EPS* 7% CAGR 2008-2014 Guidance Midpoint $4.05 Early Outlook Midpoint $4.27 $3.94 $2.12 $2.24 $2.35 $2.48 $2.12 $2.83 $2.62 (dollars) Aspiration of $1 billion in operating earnings by 2017 6

Michigan economic indicators highlight continued recovery in 2013 Michigan leads the country in new manufacturing job creation Michigan ranked #7 on Corporate Income Tax ranking 1,144 1,578 1,912 2,252 2,448 2009 2010 2011 2012 2013E Increased Auto Production (000s) 13.4% 12.7% 10.4% 8.9% 8.3% 2009 2010 2011 2012 2013E Lower Unemployment Rate 6.8 8.8 9.8 11.9 14.6 2009 2010 2011 2012 2013E Housing Starts Up (000s) Source: Auto and housing statistics from IHS; unemployment rates from Bureau of Labor Statistics with forecast from the University of Michigan Upgraded Michigan’s outlook to positive 126 Michigan companies ranked among FASTEST growing Detroit named one of seven new entrepreneur tech hubs 7

Overview * Reconciliation to GAAP reported earnings included in the appendix • We are confident in achieving our 2013 operating earnings* guidance and are narrowing the guidance range while maintaining the $4.05 midpoint target • Year to date 2013 operating earnings* are $3.09 per share vs. $3.08 in 2012 • 3Q 2013 operating earnings* per share are $1.13 vs. $1.30 in 3Q 2012 ‒ Weather related electric sales down year over year, partially offset by strong underlying temperature normal sales growth for the quarter ‒ Structural cost improvements lowered benefits expense due to plan design changes ‒ DTE Gas results return to a more typical 3Q level • Balance sheet remains strong ‒ Generated $1.7 billion in cash from operations through 3Q 2013 ‒ On pace to hit balance sheet metrics in 2013 ‒ Increasing 2013 cash flow guidance 8

• Overview • Third Quarter 2013 Overview • Cash Flow and Capital Expenditures • Summary 9

DTE Energy Third Quarter 2013 Operating Earnings Per Share* 10 Gas Storage & Pipelines $0.09 Power & Industrial Projects $0.15 * Reconciliation to GAAP reported earnings included in the appendix Energy Trading ($0.03) Corporate & Other ($0.03) DTE Gas ($0.07) Non-Utility $0.21 DTE Electric $1.02 $1.13

DTE Electric 194$ 179$ (15)$ DTE Gas 4 (13) (17) Gas Storage & Pipelines 14 16 2 Power & Industrial Projects 22 27 5 Energy Trading 1 (6) (7) Corporate & Other (9) (5) 4 DTE Energy 226$ 198$ (28)$ Operating EPS 1.30$ 1.13$ (0.17)$ Avg. Shares Outstanding 172 176 DTE Energy Third Quarter 2013 Operating Earnings Variance 11 Operating Earnings* (millions, except EPS) 3Q 2012 3Q 2013 Change * Reconciliation to GAAP reported earnings included in the appendix DTE Electric • Lower due to return to normal weather in 3Q 2013, partially offset by lower benefits expense and increased temperature normal sales volumes DTE Gas • Lower due to O&M reinvestment in 2013 and one- time items in 2012 Non-Utility • Gas Storage & Pipelines driven by growth across the pipeline platforms, partially offset by lower storage earnings • Power & Industrial Projects higher due to Reduced Emissions Fuel earnings and on-site energy project portfolio acquisition in 2012 • Energy Trading lower due to economic earnings not yet realized for accounting purposes Corporate & Other • Favorable due to lower taxes and interest expense Drivers

DTE Electric Variance Analysis 12 * Reconciliation to GAAP reported earnings included in the appendix $194 ($40) (millions) $14 $11 Drivers Operating Earnings* Variance $179 • Return to normal weather in 3Q 2013 vs. 3Q 2012 Variance to normal weather - 3Q 2012: $40 - 3Q 2013: $ - • Other margin driven by increased temperature normal sales volumes • Renewables driven by incremental investments • Lower benefits expense due to plan design changes

DTE Gas Variance Analysis 13 * Reconciliation to GAAP reported earnings included in the appendix $4 (millions) • Results return to a more typical 3Q level • One-time items include 2012 lean initiatives • O&M reinvestment in gas distribution reliability projects • Other includes higher depreciation and property tax expense, partially offset by lower benefits expense ($13) Drivers Operating Earnings* Variance ($6) ($6) ($5)

We are narrowing our 2013 guidance* range and maintaining our $4.05 EPS midpoint target 2013 Guidance Drivers Prior Guidance* (millions, except EPS) DTE Electric $383 $480 - $490 DTE Gas 91 115 - 120 Gas Storage & Pipelines 49 65 - 70 Power & Industrial Projects 50 60 - 70 Energy Trading (1) 10 - 30 Corporate & Other (31) (46) DTE Energy Operating EPS* Avg. Shares Outstanding $541 $3.09 175 $684 - $734 $3.90 - $4.20 175 $689 - $729 $3.95 - $4.15 175 * Reconciliation to GAAP reported earnings included in the appendix 14 ** Nine months ended September 30, 2013 • Favorable weather and higher consumption without revenue decoupler through October  • A portion of economic earnings not yet realized for accounting purposes YTD** Actuals Revised Guidance* $480 - $490 125 - 130 65 - 70 60 - 70 5 - 15 (46)    • Load and renewables growth, lower benefits expense partially offset by O&M reinvestment • Continued Bluestone ramp-up • Growth in renewables and Reduced Emissions Fuel

• Overview • Third Quarter 2013 Overview • Cash Flow and Capital Expenditures • Summary 15

YTD 2012 YTD 2013 Cash From Operations* $1.7 $1.7 Capital Spending (1.2) (1.4) Free Cash Flow $0.5 $0.3 Asset Sales - - Dividends (0.3) (0.3) Net Cash $0.2 $0.0 Debt Financing: Issuances $0.5 $0.8 Redemptions (0.7) (0.8) Change in Debt ($0.2) $0.0 DTE Energy YTD 2013 Cash Flow Cash Flow Summary (billions) • Free cash flow lower due to increased capital spending on nuclear, reliability, and environmental projects at DTE Electric and increased investment in Bluestone Pipeline and gathering Drivers * Includes ~$0.1 billion and ~$0.3 billion of equity issued for employee benefit programs in YTD 2012 and YTD 2013, respectively 16

YTD 2012 YTD 2013 DTE Electric Operational $599 $682 Environmental 105 125 Renewable Energy 151 139 $855 $946 DTE Gas Operational $98 $99 Main Renewal / Meter Move Out / Pipeline Integrity 55 56 $153 $155 Non-Utility $233 $286 Total $1,241 $1,387 DTE Energy YTD 2013 Capital Expenditures Capital Expenditures (millions) • DTE Electric capital higher due to increased nuclear, reliability and environmental spending, partially offset by timing of investments in renewable energy • Non-utility increase driven by investments in Bluestone Pipeline and gathering Drivers 17

2013 2013 Prior Revised Guidance Guidance Cash From Operations* $1.8 $1.9 Capital Spending (2.2) (2.1) Free Cash Flow ($0.4) ($0.2) Asset Sales - - Dividends (0.4) (0.4) Net Cash ($0.8) ($0.6) Debt Financing: Issuances $1.6 $1.4 Redemptions (0.8) (0.8) Change in Debt $0.8 $0.6 We are increasing our 2013 cash flow guidance Cash Flow Summary (billions) 18 2013 2013 Prior Revised Guidance Guidance DTE Electric Operational $1,020 $1,090 Environmental 335 190 Renewable Energy 200 170 $1,555 $1,450 DTE Gas Operational $140 $140 Main Renewal / Meter Move-out / Pipeline Integrity 80 80 $220 $220 $400 $400 Total $2,175 $2,070 Non-Utility Capital Expenditures Summary (millions) * Includes ~$0.3 billion of equity issued for employee benefit programs in 2013

2012 2013E 19 * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Leverage* Funds from Operations / Debt* 2012 2013E 50% 50% Target 50% - 52% 22% 22% Target 21% - 22% Strong balance sheet remains a key priority and supports growth • Financing plan for the year remains on track – Issued ~$300 million of equity and ~$800 million of debt through September 30, 2013 • Successfully extended credit facility to mature in 2018 • $1.5 billion of available liquidity as of September 30, 2013

• Overview • Third Quarter 2013 Overview • Cash Flow and Capital Expenditures • Summary 20

• We are on track to meet our operating earnings* guidance and have narrowed the guidance range while maintaining the $4.05 midpoint target • We are increasing our 2013 cash flow guidance • Balance sheet and cash flow metrics remain strong • Utility investments and meaningful, low-risk growth opportunities in our non-utility businesses expected to provide 5% - 6% annual EPS growth going forward Summary 21 * Reconciliation to GAAP reported earnings included in the appendix EEI conference presentation is November 12 at 11:15 AM ET with Gerry Anderson – Chairman, President & CEO

Contact Us 22 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030

Appendix

# DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

($ millions)


$14
$8
($6)
Q3 2013 Operating Earnings*
Accounting Adjustments**
Q3 2013 Economic Net Income


$7
$8
$1
Q3 2012 Operating Earnings*
Accounting Adjustments**
Q3 2012 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

**Operating Earnings***
(millions, after-tax)

| | Q3 2013 | Q3 2012 |
|---|---|---|
| Realized | $15 | $19 |
| Unrealized | (8) | (6) |
| O&M / Other | (13) | (12) |
| | $(6) | $1 |

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis.

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

24

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non- derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. ($ millions) YTD 2013 Economic Net Income Accounting Adjustments** YTD 2013 Operating Earnings* • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Realized Unrealized O&M / Other YTD 2012 YTD 2013 $41 $46 (6) (1) (37) (41) $3 ($1) YTD 2012 Operating Earnings* YTD 2012 Economic Net Income Accounting Adjustments** (2) Operating Earnings* (millions, after-tax) $3 $31 $28 $(1) $23 $22 25

# Reconciliation of Reported to Operating Earnings 2013 Quarterly Views

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors

**Net Income ($ millions)**

| | Reported Earnings 1Q 2013 | Operating Adjustments 1Q 2013 | Operating Earnings 1Q 2013 | Reported Earnings 2Q 2013 | Operating Adjustments 2Q 2013 | Operating Earnings 2Q 2013 | Reported Earnings 3Q 2013 | Operating Adjustments 3Q 2013 | Operating Earnings 3Q 2013 | Reported Earnings YTD 2013 | Operating Adjustments YTD 2013 | Operating Earnings YTD 2013 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| DTE Electric | $ 115 | $ - | $ 115 | $ 89 | $ - | $ 89 | $ 179 | $ - | $ 179 | $ 383 | $ - | $ 383 |
| DTE Gas | 96 | - | 96 | 8 | - | 8 | (13) | - | (13) | 91 | - | 91 |
| Gas Storage & Pipelines | 17 | - | 17 | 16 | - | 16 | 16 | - | 16 | 49 | - | 49 |
| Power & Industrial Projects | 12 | - | 12 | 7 | 4 [1] | 11 | 27 | - | 27 | 46 | 4 [1] | 50 |
| Energy Trading | 7 | - | 7 | (2) | - | (2) | (6) | - | (6) | (1) | - | (1) |
| Corporate & Other | (13) | - | (13) | (13) | - | (13) | (5) | - | (5) | (31) | - | (31) |
| **DTE Energy** | **$ 234** | **$ -** | **$ 234** | **$ 105** | **$ 4** | **$ 109** | **$ 198** | **$ -** | **$ 198** | **$ 537** | **$ 4** | **$ 541** |

**$ EPS**

| | Reported Earnings 1Q 2013 | Operating Adjustments 1Q 2013 | Operating Earnings 1Q 2013 | Reported Earnings 2Q 2013 | Operating Adjustments 2Q 2013 | Operating Earnings 2Q 2013 | Reported Earnings 3Q 2013 | Operating Adjustments 3Q 2013 | Operating Earnings 3Q 2013 | Reported Earnings YTD 2013 | Operating Adjustments YTD 2013 | Operating Earnings YTD 2013 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| DTE Electric | $ 0.66 | $ - | $ 0.66 | $ 0.51 | $ - | $ 0.51 | $ 1.02 | $ - | $ 1.02 | $ 2.19 | $ - | $ 2.19 |
| DTE Gas | 0.55 | - | 0.55 | 0.05 | - | 0.05 | (0.07) | - | (0.07) | 0.52 | - | 0.52 |
| Gas Storage & Pipelines | 0.10 | - | 0.10 | 0.09 | - | 0.09 | 0.09 | - | 0.09 | 0.28 | - | 0.28 |
| Power & Industrial Projects | 0.07 | - | 0.07 | 0.04 | 0.02 [1] | 0.06 | 0.15 | - | 0.15 | 0.27 | 0.02 [1] | 0.29 |
| Energy Trading | 0.04 | - | 0.04 | (0.01) | - | (0.01) | (0.03) | - | (0.03) | (0.01) | - | (0.01) |
| Corporate & Other | (0.08) | - | (0.08) | (0.08) | - | (0.08) | (0.03) | - | (0.03) | (0.18) | - | (0.18) |
| **DTE Energy** | **$ 1.34** | **$ -** | **$ 1.34** | **$ 0.60** | **$ 0.02** | **$ 0.62** | **$ 1.13** | **$ -** | **$ 1.13** | **$ 3.07** | **$ 0.02** | **$ 3.09** |

[1] Asset impairment

Note: Quarterly earnings per share may not equal full year totals, since quarterly computations are based on weighted average common shares outstanding during each quarter

26

Reconciliation of Reported to Operating Earnings 2012 Quarterly Views 1 Discontinued Operations of Unconventional Gas Note: Quarterly earnings per share may not equal full year totals, since quarterly computations are based on weighted average common shares outstanding during each quarter Net Income ($ millions) Reported Earnings Operating Adjustments Operating Earnings Reported Earnings Operating Adjustments Operating Earnings Reported Earnings Operating Adjustments Operating Earnings Reported Earnings Operating Adjustments Operating Earnings 1Q 2012 1Q 2012 1Q 2012 2Q 2012 2Q 2012 2Q 2012 3Q 2012 3Q 2012 3Q 2012 YTD 2012 YTD 2012 YTD 2012 DTE Electric 96$ -$ 96$ 127$ -$ 127$ 194$ -$ 194$ 417$ -$ 417$ DTE Gas 52 - 52 4 - 4 4 - 4 60 - 60 Gas Storage & Pipelines 17 - 17 17 - 17 14 - 14 48 - 48 - Power & Industrial Projects 8 - 8 10 - 10 22 - 22 40 - 40 Energy Trading (2) - (2) 4 - 4 1 - 1 3 - 3 Corporate & Other (15) - (15) (15) - (15) (9) - (9) (39) - (39) - Unconvential Gas Production - - - (1) 1 1 - 1 (1) 1 - - - - DTE Energy 156$ -$ 156$ 146$ 1$ 147$ 227$ (1)$ 226$ 529$ -$ 529$ $ EPS Reported Earnings Operating Adjustments Operating Earnings Reported Earnings Operating Adjustments Operating Earnings Reported Earnings Operating Adjustments Operating Earnings Reported Earnings Operating Adjustments Operating Earnings 1Q 2012 1Q 2012 1Q 2012 2Q 2012 2Q 2012 2Q 2012 3Q 201 3Q 2012 3Q 201 YTD 2012 YTD 2012 YTD 2012 DTE Electr c 0.56$ $ 0.56$ 0.7$ $ 0.74$ 1.13$ -$ 1.13$ 2.43$ -$ 2.43$ DTE Gas 0.31 0.31 0.02 0.02 0.02 - 0.02 0.35 - 0.35 - - Gas Stor ge & Pipelines 0.10 0.10 0.10 - 0.10 0.08 - 0.08 0.28 - 0.28 - - - Power & Industrial Projects 0.05 - 0.05 0.0 - 0.06 0.13 - 0.13 0.23 - 0.23 - - - - Energy Trading (0.01) - (0.01) 0.02 - 0.02 0.01 - 0.01 0.02 - 0.02 - - - - Corporate & Other (0.10) - (0.10) (0.07) - (0.07) (0.07) - (0.07) (0.23) - (0.23) - Unconvential Gas Production - - - (0.01) 0.01 1 - 0.01 (0.01) 1 - - - - DTE Energy 0.91$ -$ 0.91$ 0.86$ 0.01$ 0.87$ 1.31$ (0.01)$ 1.30$ 3.08$ -$ 3.08$ 27 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors

# Reconciliation of 2012 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

**2012** — Net Income ($ millions)

| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. |
|---|---|---|---|---|---|---|---|---|
| Reported Earnings | $ 610 | $ 483 | $ 115 | $ 61 | $ 42 | $ 12 | $ (47) | $ (56) |
| Coke oven gas settlement | 7 | - | - | - | 7 | - | - | - |
| Loss on sale of coal transloading terminal and Petroleum coke mill impairment | 3 | - | - | - | 3 | - | - | - |
| Discontinued Operations of Unconventional Gas | 56 | - | - | - | - | - | - | 56 |
| Operating Earnings | $ 676 | $ 483 | $ 115 | $ 61 | $ 52 | $ 12 | $ (47) | $ - |

**2012** — $EPS

| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. |
|---|---|---|---|---|---|---|---|---|
| Reported Earnings | $ 3.55 | $ 2.81 | $ 0.67 | $ 0.36 | $ 0.24 | $ 0.07 | $ (0.27) | $ (0.33) |
| Coke oven gas settlement | 0.04 | - | - | - | 0.04 | - | - | - |
| Loss on sale of coal transloading terminal and Petroleum coke mill impairment | 0.02 | - | - | - | 0.02 | - | - | - |
| Discontinued Operations of Unconventional Gas | 0.33 | - | - | - | - | - | - | 0.33 |
| Operating Earnings | $ 3.94 | $ 2.81 | $ 0.67 | $ 0.36 | $ 0.30 | $ 0.07 | $ (0.27) | $ - |

28

# Reconciliation of 2011 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

| 2011 | | Net Income ($ millions) | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. |
| Reported Earnings | $ 711 | $ 434 | $ 110 | $ 57 | $ 38 | $ 52 | $ 23 | $ (3) |
| Michigan Corporate Income Tax Adjustment | (87) | - | - | - | - | - | (87) | - |
| Fermi 1 Asset Retirement Obligation | 9 | 9 | - | - | - | - | - | - |
| Discontinued Operations of Unconventional Gas | 3 | - | - | - | - | - | - | 3 |
| Operating Earnings | $ 636 | $ 443 | $ 110 | $ 57 | $ 38 | $ 52 | $ (64) | $ - |

| 2011 | | $EPS | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. |
| Reported Earnings | $ 4.18 | $ 2.55 | $ 0.65 | $ 0.34 | $ 0.22 | $ 0.31 | $ 0.13 | $ (0.02) |
| Michigan Corporate Income Tax Adjustment | (0.50) | - | - | - | - | - | (0.50) | - |
| Fermi 1 Asset Retirement Obligation | 0.05 | 0.05 | - | - | - | - | - | - |
| Discontinued Operations of Unconventional Gas | 0.02 | - | - | - | - | - | - | 0.02 |
| Operating Earnings | $ 3.75 | $ 2.60 | $ 0.65 | $ 0.34 | $ 0.22 | $ 0.31 | $ (0.37) | $ - |

29

# Reconciliation of 2010 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

| 2010 | | Net Income ($ millions) | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. |
| Reported Earnings | $ 630 | $ 441 | $ 127 | $ 51 | $ 85 | $ 6 | $ (72) | $ (8) |
| Performance Excellence Process - Cost to Achieve Deferral* | (20) | - | (20) | - | - | - | - | - |
| Settlement with Detroit Thermal | (3) | (3) | - | - | - | - | - | - |
| Discontinued Operations of Unconventional Gas | 8 | - | - | - | - | - | - | 8 |
| Operating Earnings | $ 615 | $ 438 | $ 107 | $ 51 | $ 85 | $ 6 | $ (72) | $ - |

| 2010 | | $EPS | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. |
| Reported Earnings | $ 3.74 | $ 2.62 | $ 0.75 | $ 0.30 | $ 0.50 | $ 0.04 | $ (0.43) | $ (0.04) |
| Performance Excellence Process - Cost to Achieve Deferral* | (0.12) | - | (0.12) | - | - | - | - | - |
| Settlement with Detroit Thermal | (0.02) | (0.02) | - | - | - | - | - | - |
| Discontinued Operations of Unconventional Gas | 0.04 | - | - | - | - | - | - | 0.04 |
| Operating Earnings | $ 3.64 | $ 2.60 | $ 0.63 | $ 0.30 | $ 0.50 | $ 0.04 | $ (0.43) | $ - |

* Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

30

# Reconciliation of 2009 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

**2009** — **Net Income ($ millions)**

| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. |
|---|---|---|---|---|---|---|---|---|
| Reported Earnings | $ 532 | $ 376 | $ 80 | $ 49 | $ 31 | $ 75 | $ (73) | $ (6) |
| Gain on Sale - gathering and treating assets (before goodwill allocation) | (13) | - | (13) | - | - | - | - | - |
| Goodwill allocation - gathering and treating assets | 13 | - | 13 | - | - | - | - | - |
| Chrysler Bad Debt | 5 | 4 | - | - | 1 | - | - | - |
| General Motors Bad Debt | 3 | - | - | - | 3 | - | - | - |
| Antrim Hedge | 3 | - | - | - | - | - | 3 | - |
| Discontinued Operations of Unconventional Gas | 6 | - | - | - | - | - | - | 6 |
| Operating Earnings | $ 549 | $ 380 | $ 80 | $ 49 | $ 35 | $ 75 | $ (70) | $ - |

**2009** — **$EPS**

| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. |
|---|---|---|---|---|---|---|---|---|
| Reported Earnings | $ 3.24 | $ 2.28 | $ 0.49 | $ 0.30 | $ 0.19 | $ 0.46 | $ (0.45) | $ (0.03) |
| Gain on Sale - gathering and treating assets (before goodwill allocation) | (0.08) | - | (0.08) | - | - | - | - | - |
| Goodwill allocation - gathering and treating assets | 0.08 | - | 0.08 | - | - | - | - | - |
| Chrysler Bad Debt | 0.03 | 0.02 | - | - | 0.01 | - | - | - |
| General Motors Bad Debt | 0.02 | - | - | - | 0.02 | - | - | - |
| Antrim Hedge | 0.01 | - | - | - | - | - | 0.01 | - |
| Discontinued Operations of Unconventional Gas | 0.03 | - | - | - | - | - | - | 0.03 |
| Operating Earnings | $ 3.33 | $ 2.30 | $ 0.49 | $ 0.30 | $ 0.22 | $ 0.46 | $ (0.44) | $ - |

31

# Reconciliation of 2008 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

**2008** — **Net Income ($ millions)**

| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. | Syn Fuel |
|---|---|---|---|---|---|---|---|---|---|
| Reported Earnings | $ 546 | $ 331 | $ 85 | $ 38 | $ 40 | $ 42 | $ (97) | $ 87 | $ 20 |
| Performance Excellence Process | 6 | - | 4 | - | 1 | 1 | - | - | - |
| Core Barnett Sale | (81) | - | - | - | - | - | - | (81) | - |
| Antrim hedge | 13 | - | - | - | - | - | 13 | - | - |
| Barnett Lease impairment | 5 | - | - | - | - | - | - | 5 | - |
| Crete Sale - Tax True up | 2 | - | - | - | - | - | 2 | - | - |
| Synfuel Discontinued Operations | (20) | - | - | - | - | - | - | - | (20) |
| Discontinued Operations of Unconventional Gas | (11) | - | - | - | - | - | - | (11) | - |
| Operating Earnings | $ 460 | $ 331 | $ 89 | $ 38 | $ 41 | $ 43 | $ (82) | $ - | $ - |

**2008** — **$EPS**

| | DTE Energy | DTE Electric | DTE Gas | Gas Storage & Pipelines | Power & Indust. Projects | Energy Trading | Corporate & Other | Unc. Gas Prod. | Syn Fuel |
|---|---|---|---|---|---|---|---|---|---|
| Reported Earnings | $ 3.34 | $ 2.03 | $ 0.52 | $ 0.23 | $ 0.25 | $ 0.26 | $ (0.60) | $ 0.53 | $ 0.12 |
| Performance Excellence Process | 0.05 | - | 0.03 | - | 0.01 | 0.01 | - | - | - |
| Core Barnett Sale | (0.50) | - | - | - | - | - | - | (0.50) | - |
| Antrim hedge | 0.08 | - | - | - | - | - | 0.08 | - | - |
| Barnett Lease impairment | 0.03 | - | - | - | - | - | - | 0.03 | - |
| Crete Sale - Tax True up | 0.01 | - | - | - | - | - | 0.01 | - | - |
| Synfuel Discontinued Operations | (0.12) | - | - | - | - | - | - | - | (0.12) |
| Discontinued Operations of Unconventional Gas | (0.06) | - | - | - | - | - | - | (0.06) | - |
| Operating Earnings | $ 2.83 | $ 2.03 | $ 0.55 | $ 0.23 | $ 0.26 | $ 0.27 | $ (0.51) | $ - | $ - |

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Reconciliation of Other Reported to Operating Earnings 33 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2008 through 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012.